2	JAMES LONG-SHORT FUND
Ticker: JAZZX

INVESTMENT OBJECTIVE

James Long-Short Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.25%
Distribution (12b-1) Fees	0.25%
Other Expenses*
Dividend Expenses on Short Sales	0.11%
Remainder of Other Expenses	0.04%
Total Other Expenses*	0.15%
Acquired Fund Fees and Expenses	0.10%
Total Annual Fund Operating Expenses	1.75%

*	Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
James Long-Short Fund:	$178	$551

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in foreign and domestic equity securities (“long positions”) that the Adviser believes are undervalued and more likely to appreciate, and sells short equity securities (“short positions”) that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities. At any one time, the Fund can have up to a 100% exposure in long positions or short positions.

Equity securities that the Fund will principally invest in are common stocks, preferred stocks and real estate investment trusts (“REITs”), as well as exchange traded funds (“ETFs”) that invest primarily in equity securities and exchange traded notes (“ETNs”) whose returns are linked to an equity index. Fixed income securities that the Fund will principally invest in are corporate bonds, notes, high yield bonds, municipal securities, U.S. government securities and sovereign and supranational securities, as well as ETFs that invest primarily in such securities and ETNs whose returns are linked to fixed income indexes, currencies or interest rates. The Fund may take long and short positions in fixed income securities of any maturity or credit quality. A significant portion of the Fund’s long and short equity positions may be invested in smaller capitalization securities. The Fund is non-diversified, which means that it can invest a relatively high percentage of its assets in a limited number of securities.

The Adviser may sell a long position or close out a short position because the Adviser believes that the position is not as likely to achieve positive returns, or that another position is more likely to do so. The Adviser also may sell a long position or close out a short position to reallocate the Fund’s portfolio between long and short positions, or between equity and fixed income securities; to adjust the portfolio’s sector or industry exposure; to adjust the duration of the fixed income portion of the portfolio; or to trim a position that has become too large a percentage of the portfolio.

PRINCIPAL RISKS

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk: Fixed income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. These securities are also subject to price fluctuations based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally will decline, and those securities with longer terms generally will decline more. There is a risk that issuers and counterparties will not make payments on fixed income

4	JAMES LONG-SHORT FUND
Ticker: JAZZX

securities held by the Fund. Such defaults could result in losses to the Fund. Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. If the Adviser does not correctly identify undervalued and overvalued equity securities, or anticipate future interest rate and spread environments, the Fund may experience losses regardless of the overall performance of the markets.

Short Selling Risk: The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request that securities sold short be returned to the lender on short notice, in which case the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Smaller Cap Company Risk: Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. These risks are enhanced for micro cap securities. Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. The prices of micro cap securities generally are even more volatile and their markets less liquid than other small or mid cap securities. Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

REIT Risk: To the extent that the Fund invests in companies that invest in real estate, such as REITs, the Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as decreases in real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates and/or property taxes.

Exchange Traded Fund Risk: An ETF may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

Exchange Traded Note Risk: ETNs are synthetic securities, typically unsecured, with returns linked to the performance of a market index. An ETN does not own the underlying index it is tracking, and thus the Fund will have no claim on the index and will be totally reliant on the counterparty for payment. ETNs are subject to credit risk of the counterparty, and the value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets to which its payments are linked, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events. The Fund will bear its proportionate share of any fees and expenses borne by the ETN.

Sector Risk: Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

High Yield Securities Risk: The Fund may be subject to greater levels of price volatility as a result of investing in high yield securities and unrated securities of similar credit quality (commonly known as junk bonds) than funds that do not invest in such securities. Such bonds are considered to be predominately speculative because of the issuer’s lower ability to make principal and interest payments. An economic downturn, a period of rising interest rates or increased price volatility could adversely affect the market for these securities, and reduce the number of buyers should the Fund need to sell these securities (liquidity risk). Should an issuer declare bankruptcy, there may be potential for partial recovery of the value of the bonds, but the Fund could also lose its entire investment.

Municipal Securities Risk: Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall and adversely affect the Fund’s investment.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual

6	JAMES LONG-SHORT FUND
Ticker: JAZZX

obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Sovereign and Supranational Debt Risk: The Fund may invest in sovereign and supranational debt obligations. Investment in sovereign and supranational debt obligations involves special risks not present in foreign corporate debt obligations. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign and supranational debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations.

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more of its total assets in the securities of issuers that each represent greater than 5% of the Fund’s total assets. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

Portfolio Turnover Risk: The Fund will likely have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability. Industry practice is to calculate the turnover ratio only on the Fund’s long portfolio. If short positions were also included in this calculation, the Fund’s turnover ratio would likely be higher.

PERFORMANCE

Performance information is not included because the Fund had not yet commenced operations as of December 31, 2010. When this information is provided, it will illustrate the variability of the Fund’s returns and give some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.

PORTFOLIO MANAGEMENT

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following seven members:

Dr. Frank James, PhD	Barry James, CFA, CIC	Ann M. Shaw, CFP	Thomas L. Mangan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager
May 2011	May 2011	May 2011	May 2011

David W. James, CFA	R. Brian Culpepper	Brian Shepardson,
Portfolio Manager	Portfolio Manager	CFA, CIC
May 2011	May 2011	Portfolio Manager
May 2011

BUYING AND SELLING FUND SHARES

Minimum Initial Investment	Minimum Additional Investment
$2,000	None
$500 (tax-deferred accounts)

You can buy and redeem shares of the Fund on any day the NYSE is open for business by calling 1-800-99JAMES (1-800-995-2637); by writing to The James Advantage Funds, P.O. Box 786, Denver, CO 80201; via overnight mail at 1290 Broadway, Suite 1100, Denver, CO 80203; via the Fund’s website at www.jamesfunds.com; through a financial intermediary that has established an agreement with the Fund’s distributor; or if you are a client of the Adviser.

DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

POTENTIAL CONFLICTS OF INTEREST

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.